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                                                                    Exhibit 23.1


Weinberg & Company, P.A.
Certified Public Accountants




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to incorporation by reference in the foregoing Registration Statement of Global Medical Products Holdings, Inc. on Form S-8 of our report dated April 13, 2002, which is included in the Annual Report on Form 10-KSB for the years ended December 31, 2001 and 2000, filed with the Securities and Exchange Commission on April 16, 2002.



                                                    /S/ Weinberg & Company, P.A.
                                                    ----------------------------
                                                    Weinberg & Company, P.A.
                                                    Certified Public Accountants